UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 10, 2007

(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road
Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01  Regulation FD Disclosure

Inland Western Retail Real Estate Trust, Inc., (the “Company”) intends to use the chairman’s letter and question and answer for stockholders for the purpose of internal communication.  These materials will also be used as a script for the company’s proxy solicitation firm in the informational and solicitation process of Inland Western’s stockholders with regard to the proposals to be voted on at the annual meeting on November 13, 2007.  A copy of each item is attached herein as Exhibit 99.1 and Exhibit 99.2 and is incorporated by reference in this filing in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits:

	Exhibit No.	Description

	99.1	Inland Western Retail Real Estate Trust, Inc. chairman’s letter to shareholders dated September 10, 2007..

	99.2	Inland Western Retail Real Estate Trust, Inc. question and answer for stockholders dated September 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Brenda G. Gujral
Name:	Brenda G. Gujral
Title:	Chief Executive Officer

Date:	September 10, 2007